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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 12, 1997


                          NETLIVE COMMUNICATIONS, INC.
             (Exact name of Registrant as Specified in its Charter)

        Delaware                          0-28728             13-384-8652
(State or other jurisdiction            (Commission          (IRS Employer
     of incorporation                     File No.)         Identification No.)



                     584 Broadway, New York, New York 10012
                     (Address of Principal Executive Office)


       Registrant's telephone number, including area code: (212) 343-7082

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On June 12, 1997, NetLive Communications, Inc. (the "Company"), May Davis Group, Inc. ("May Davis"), Owen May, Dibo Attar, Dennis Sal and seven investment funds as to which Mr. Attar acts as advisors (the "Funds", and together with May Davis and Messrs. May, Attar, and Sal, collectively, the "Subscribing Parties") entered into a certain Settlement and Voting Agreement (the "Voting Agreement") to, among other things, resolve certain corporate governance issues relating to the Company. On June 12, 1997, the Company also entered into a letter agreement with Gary Rogers, whereby Mr. Rogers agreed to be bound by the provisions of the Voting Agreement and the Company agreed to extend the provisions of its release of the Subscribing Parties under the Voting Agreement to Mr. Rogers.

         Pursuant to the Voting Agreement, the Subscribing Parties agreed to certain voting and other provisions for the three year term thereof (the "Term") relating to the 315,000 shares of the Company's common stock currently held, and the voting securities of the Company owned from time to time, by the Subscribing Parties for their own accounts, by their immediate families, by entities they control and certain others (collectively, the "Subscribing Party Voting Securities").

         The parties agreed to promptly increase the size of the Company's Board of Directors (the "Board") to seven, and to fill the two vacancies thereby created with a designee of the Subscribing Parties (the "Subscribing Party Designee") and a designee (the "Class III Designee") selected by the Class III directors, namely, Michael Kharitonov, Andrew J. Schwartz, and Jeffrey Wolf, and that such designees will be nominated by the Board for election to the Board at the 1997 annual meeting of the Company's stockholders (the "1997 Annual Meeting"). They also agreed that thereafter, for the balance of the Term, the Board will include as nominees for election to the Board as Class I directors a designee of the Subscribing Parties reasonably acceptable to the Board and an independent designee of the Class III directors reasonably acceptable to the Board and to May Davis.

         At the 1997 Annual Meeting, the Subscribing Parties agreed to vote, or cause to be voted, the Subscribing Party Voting Securities as follows:

         (a) to amend the Company's By-laws to delete Article III Sections 1(a) and 1(c) thereof relating to the ability of the Company's Board of Directors (the "Board") to fix the number of directors and to select the Chairman of the Board;

         (b) to amend the Company's Certificate of Incorporation to add new Articles IX, X and XI thereof to (i) fix the number of directors at seven, (ii) authorize the classification of the Board into three classes with terms expiring on the first, second and third annual meeting of stockholders following adoption of such amendment, and (iii) specify how Board vacancies in the various classes will be filled following the 1997 Annual Meeting; and


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         (c)      subject to certain contingencies, to vote in favor of (i)
                  all of the Board's nominees to the Board to the classes proposed by the Board (Class I: the Class III Designee and the Subscribing Party Designee; Class II: Ross S. Glatzer and John E. Meier; and Class III: Michael Kharitonov, Andrew
                  J. Schwartz, and Jeffrey Wolf ) and to continue to vote in favor of all of the Board's nominees at each successive annual meeting of stockholders during the Term, and (ii) Michael Kharitonov as Chairman of the Board.

         The Subscribing Parties also agreed as follows:

         (a) to cause May Davis to withdraw its demand, dated February 27, 1997, for a list of the Company's stockholders;

         (b) to refrain from soliciting proxies or consents, or initiating any action, in opposition to any matter recommended by the Board, or to advise, encourage or influence any person or entity to initiate any stockholder proposal;

         (c) to refrain from depositing any Subscribing Party Voting Securities in a voting trust or be subject to any voting arrangement or agreement except as expressly permitted;

         (d) to refrain from joining a group for the purpose of acquiring, holding, voting or disposing of any of the Company's securities, except as already disclosed; and

         (e) to refrain from transferring any Subscribing Party Voting Securities until after the 1997 Annual Meeting, including any adjournments thereof.

                  May Davis, the underwriter of the Company's initial public offering, consented to the Company's filing, on or after May 14, 1998, to one or more registration statements on Form S-8 to register the offer and sale of up to 1,360,000 shares of Common Stock issuable upon exercise of the Company's stock options, any employee benefit program and/or the Company's Performance Share Program Plan (the "Plan"). The Company agreed that the currently unawarded 194,000 shares of Common Stock held by the trust established under the Plan (the "Trust") would be awarded only in compensating a new Chief Executive Officer and other senior management of the Company, excluding Michael Kharitonov, Andrew Schwartz, Jeffrey Wolf, Scott Wolf and Laurence Rosen. The Company also agreed to use reasonable efforts to cause the Trust to return any unawarded shares of Common Stock if certain conditions were not satisfied by June 30, 1998.

                  In addition, the Subscribing Parties and the Company (i) released each other and various affiliated persons from any claims relating to prior actions or omissions (including, without limitation, any relating to the Plan, the Trust and a certain proposal made by Zodiac Group, Inc. to the Company) and (ii) agreed not to sue each other and various affiliated persons


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relating to any prior actions or omissions (including, without limitation, any relating to the Plan, the Trust and such proposal).

                  On June 12, 1997 (the "Effective Date"), a certain Severance Agreement (the "Severance Agreement") and various related documents including a certain Consulting Agreement (the "Consulting Agreement"), between the Company and Laurence Rosen, became effective. On the Effective Date, Mr. Rosen resigned as President, Chief Executive Officer, a member of the Board of Directors and all other positions with the Company. Concurrently, the Company paid Mr. Rosen $147,500. Under the Severance Agreement, the Company and Mr. Rosen exchanged mutual releases and made provision for certain of Mr. Rosen's stock options and benefits. Mr. Rosen also agreed to a provision prohibiting him from competing with the Company and prohibiting him from entering into an employment relationship with any current employee of the Company. Under the Consulting Agreement, Mr. Rosen is to serve as a consultant to the Company from the Effective Date through September 1, 1997 and be compensated at the rate of $500 per month.

         The foregoing summaries of certain provisions of the Voting Agreement, the Severance Agreement and the Consulting Agreement are qualified in their entirety by reference to the full text thereof, copies of which are attached as exhibits hereto, and which are hereby incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements
                  None

         (b)      Pro Forma Financial Information
                  None

         (c)      Exhibits

                  10.9 Settlement and Voting Agreement, dated as of June 12, 1997, among the Company, May Davis Group, Inc. et al.

                  10.10 Letter agreement, dated as of June 12, 1997, between the Company and Gary Rogers

                  10.11 Severance Agreement, dated as of June 12, 1997, between the Company and Laurence M. Rosen and exhibits thereto including the Consulting Agreement.

                  The other Items set forth in Form 8-K are not applicable and have been omitted.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NETLIVE COMMUNICATIONS, INC.


Dated: June 27, 1997               By: /s/ Michael Kharitonov
                                      --------------------------------
                                              Signature
                                      Name:  Michael Kharitonov
                                      Title: Chief Executive Officer and
                                             President

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                                  EXHIBIT INDEX
                                   TO FORM 8-K
                                   -----------

Exhibit                             Description                        Page No.
-------                             -----------                        --------

10.9      Settlement and Voting Agreement, dated as of June 12, 1997,     7
          among the Company, May Davis Group, Inc. et al.

10.10     Letter agreement, dated as of June 12, 1997, between the        22
          Company and Gary Rogers

10.11     Severance Agreement, dated as of June 12, 1997, between the     23
          Company and Laurence M. Rosen and exhibits thereto including the Consulting Agreement.





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